UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 8, 2010
Date of Report (Date of earliest event reported)
NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	1-7297 (Commission File Number)	36-2855175 (I.R.S. Employer Identification Number)
1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)
(630) 305-9500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Following the Midwest Utility Conference yesterday, Nicor Inc. reiterated its longstanding company policy that it does not reaffirm or update earnings guidance other than as a part of its quarterly and annual earnings releases. The company is furnishing this Form 8-K to give broad disclosure to such information.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.
Date April 8, 2010	/s/ RICHARD L. HAWLEY
Richard L. Hawley
Executive Vice President and Chief Financial Officer